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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D. C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                Pursuant to Section 13 or 15(d) of the Securities
                              Exchange Act of 1934

        Date of Report (Date of earliest event reported): April 29, 2002



                            SUPERIOR FINANCIAL CORP.
             (Exact name of registrant as specified in its charter)


       Delaware                     0-25239                 51-0379417
(State of Incorporation)      (Commission File No.)   (IRS Employer I.D. No.)


         16101 LaGrande Drive, Suite 103
         Little Rock, Arkansas                            72223
         (Address of Principal Executive Office)        (Zip code)




Registrant's telephone number, including area code: 501-324-7282

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Item 9. Regulation FD Disclosure

The Registrant hereby furnishes, on the attached Exhibit 99.1, as Regulation F-D Disclosure, its presentation materials as presented at the Gulf South Coast Bank Conference on April 29 and 30, 2002. All data contained in such presentation materials were drawn from either the Registrant's Annual Report on Form 10-K for the Year Ended December 31, 2001, or from the Registrant's press release regarding earnings results for the quarter ended March 31, 2002, which was furnished on a Current Report on Form 8-K to the SEC on April 23, 2002.


  Exhibit No.      Document Description

     99.1          Gulf South Bank Conference Presentation Materials




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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            SUPERIOR FINANCIAL CORP.
                                            ------------------------
                                                 (Registrant)



Date:    May 2, 2002                        /s/ Rick D. Gardner
                                            --------------------------------
                                            Rick D. Gardner
                                            Chief Financial Officer

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